Wave Life Sciences Corporate Presentation January 13, 2020 Exhibit 99.1

Forward-looking statements This document contains forward-looking statements. All statements other than statements of historical facts contained in this document, including statements regarding possible or assumed future results of operations, preclinical and clinical studies, business strategies, research and development plans, collaborations and partnerships, regulatory activities and timing thereof, competitive position, potential growth opportunities, use of proceeds and the effects of competition are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of Wave Life Sciences Ltd. (the “Company”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect the Company’s business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, including those listed under Risk Factors in the Company’s Form 10-K and other filings with the SEC, some of which cannot be predicted or quantified and some of which are beyond the Company’s control. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that the Company may face. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Pipeline spanning multiple modalities, novel targets

THERAPEUTIC AREA/MODALITY	TARGET	DISCOVERY	PRECLINICAL	CLINICAL	ESTIMATED U.S. PREVALENCE*	PARTNER
CNS						
Huntington's disease Allele – selective silencing	**WVE-120101** mHTT SNP1			Phase 1b/2a	~10,000 / ~35,000	Takeda 50:50 option
	WVE-120102 mHTT SNP2			Phase 1b/2a and OLE	~10,000 / ~35,000	Takeda 50:50 option
	mHTT SNP3				~8,000 / ~30,000	Takeda 50:50 option
ALS and FTD Allele – selective silencing	C9orf72				~1,800 (ALS) ~7,000 (FTD)	Takeda 50:50 option
Spinocerebellar ataxia 3 Silencing	ATXN3				~4,500	Takeda 50:50 option
CNS diseases	Multiple†					Takeda milestones & royalties
OPHTHALMOLOGY						
Retinal diseases	USH2A and multiple					100% global
HEPATIC						
Metabolic liver diseases Silencing	Multiple					Pfizer milestones & royalties
OTHER						
ADAR RNA-editing	Multiple					100% global

WAVE LIFE SCIENCES

*Estimates of U.S. prevalence and addressable population by target based on publicly available data and are approximate; for Huntington's disease, numbers approximate manifest and pre-manifest populations, respectively.
†During a four-year term, Wave and Takeda may collaborate on up to six preclinical targets at any one time.
ALS: Amyotrophic lateral sclerosis; FTD: Frontotemporal dementia; CNS: Central nervous system; OLE: Open-label extension

3

WVE-120101 WVE-120102 Huntington’s Disease

Neuro HD

Huntington's disease: a hereditary, fatal disorder

- Autosomal dominant disease, characterized by cognitive decline, psychiatric illness and chorea; fatal
- No approved disease-modifying therapies
- Expanded CAG triplet repeat in HTT gene results in production of mutant huntingtin protein (mHTT); accumulation of mHTT causes progressive loss of neurons in the brain
- Wild-type (healthy) HTT protein critical for neuronal function; evidence suggests wild-type HTT loss of function plays a role in Huntington's disease
- 30,000 people with Huntington's disease in the US; another 200,000 at risk of developing the condition


DNA
CAG Repeat
RNA
wild-type (healthy) allele
Normal CAG Repeat
RNA
mutant allele
Expanded CAG Repeat
Healthy protein (HTT)
Mutant protein (mHTT)

Sources: Auerbach W, et al. *Hum Mol Genet.* 2001;10:2515-2523. Dragatsis I, et al. *Nat Genet.* 2000;26:300-306. Leavitt BR, et al. *J Neurochem.* 2006;96:1121-1129. Nasir J, et al. *Cell.* 1995;81:811-823. Reiner A, et al. *J Neurosci.* 2001;21:7608-7619. White JK, et al. *Nat Genet.* 1997;17:404-410. Zeitlin S, et al. *Nat Genet.* 1995;11:155-163. Carroll JB, et al. *Mol Ther.* 2011;19:2178-2185. HDSA 'What is Huntington's disease?' https://hdsa.org/what-is-hd/overview-of-huntingtons-disease/ Accessed: 11/2/18.; Becanovic, K., et al., Nat Neurosci, 2015. 18(6): p. 807-16. Van Raamsdonk, J.M., et al., Hum Mol Genet, 2005. 14(10): p. 1379-92.; Van Raamsdonk, J.M., et al., BMC Neurosci, 2006. 7: p. 80.

WAVE LIFE SCIENCES

5

Evidence suggests wild-type or healthy HTT is neuroprotective in an adult brain Transport of key neurotrophic factors such as brain-derived neurotrophic factor (BDNF) are regulated by wtHTT levels Relative proportion of wild-type to mutant protein is critical Increased amount of wild-type protein relative to mutant HTT may result in slower disease progression (measured by age-at-onset) Patients with lack of wild-type have significantly more severe disease Importance of wild-type huntingtin (wtHTT) in HD Neuro HD Huntington’s disease (HD) may be caused by a dominant gain of function in mutant HTT and a loss of function of wtHTT protein Sources: Van Raamsdonk, J.M., et al., Hum Mol Genet, 2005; Van Raamsdonk, J.M., et al., BMC Neurosci, 2006; Becanovic, K., et al., Nat Neurosci, 2015; Saudou, F. and S. Humbert, The Biology of Huntingtin. Neuron, 2016; Gauthier, L.R., et al., Cell, 2004; Caviston, J.P. and E.L. Holzbaur, Trends Cell Biol, 2009; Ho, L.W., et al., J Med Genet, 2001, Zuccato et al., Science 2001; Zuccato et al., Brain Pathol 2007; Marullo et al. Genome Biol 2010 BDNF TrkB ERK CREB transport BDNF Neuroprotection

Wild-type HTT in the cortex appears critical for striatal health Presented by Dr. Frederic Saudou at Wave’s Analyst and Investor Research Day on October 7, 2019 Virlogeux et al., Cell Reports 2018 Neuro HD Neuron Type Genetic Status Compartment Cortical Striatal Network Status Functional Dysfunctional Post-synaptic Synaptic Presynaptic Status of the presynaptic compartment determines the integrity of the network

Utilize association between single nucleotide polymorphisms (SNPs) and genetic mutations to specifically target errors in genetic disorders, including Huntington’s disease (HD) Potential to provide treatment for up to 80% of HD population Wave approach: novel, allele-selective silencing Source: Kay, et al. Personalized gene silencing therapeutics for Huntington disease. Clin Genet. 2014;86:29–36. Neuro HD Aims to lower mHTT transcript while leaving healthy wild-type HTT relatively intact Allele-selectivity possible by targeting SNPs associated with expanded long CAG repeat in HTT gene RNase H and ASO:RNA RNA mutant allele

Selective reduction of mHTT mRNA & protein Reporter Cell Line* Neuro HD Source: Meena, Zboray L, Svrzikapa N, et al. Selectivity and biodistribution of WVE-120101, a potential antisense oligonucleotide therapy for the treatment of Huntington’s disease. Paper presented at: 69th Annual Meeting of the American Academy of Neurology; April 28, 2017; Boston, MA.

Neuro HD

Demonstrated delivery to brain tissue

- WVE-120101 and WVE-120102 distribution in cynomolgus non-human primate brain following intrathecal bolus injection


CIC = cingulate cortex
CIC
CNhead

In Situ Hybridization ViewRNA stained tissue

Red dots are WVE-120101 oligonucleotide

Arrow points to nuclear and perinuclear distribution of WVE- 120101 in cingulate cortex


CN = caudate nucleus
CN

In Situ Hybridization ViewRNA stained tissue

Red dots are WVE-120102 oligonucleotide

Arrow points to nuclear and perinuclear distribution of WVE-120102 in caudate nucleus

WAVE LIFE SCIENCES

Source: Meena, Zboray L, Svrzikapa N, et al. Selectivity and biodistribution of WVE-120101, a potential antisense oligonucleotide therapy for the treatment of Huntington's disease. Paper presented at: 69th Annual Meeting of the American Academy of Neurology; April 28, 2017; Boston, MA.

10

PRECISION-HD clinical trial design Two parallel, multicenter, double-blind, randomized, placebo-controlled Phase 1b/2a clinical trials for WVE-120101 and WVE-120102 Single Dose (3:1) Multidose Randomization 3:1 196 1 At least 8 week washout CSF sample Dose 28 56 84 112 Study Day* 140 OLE 2 mg 4 mg 8 mg 16 mg 32 mg Multidose Cohorts N = 12 per cohort OLE: Open label extension; CSF: cerebrospinal fluid *Study day may be longer depending on patient washout period PRECISION-HD2 OLE: Initiated October 2019 PRECISION-HD1 OLE: Expected to initiate in 2020 Neuro HD PRECISION-HD2 data from 32 mg cohort in expected in 2H 2020 PRECISION-HD1 topline data, including 32 mg cohort, in 2H 2020

Neuro HD

PRECISION-HD2 topline results

Clinical trial ongoing

Doses	Safety	Biomarker Effects	
		mHTT	wtHTT
• **WVE-120102 2–16 mg (pooled)**	• **Generally safe and well tolerated**	• **Reduction in mHTT compared to placebo (-12.4%[1], p<0.05[2])** • **Analysis across groups suggests dose response at highest doses (p=0.03)[3]**	• **No change in tHTT compared to placebo** • **Ongoing evaluation**
• 32 mg cohort initiated • Assessing dose for next cohort	• Safety profile supports addition of higher dose cohorts	• Potential for greater mHTT reduction at higher doses	• Larger reductions of mHTT expected to result in discernible impact on tHTT

WAVE LIFE SCIENCES

Topline results announced December 30. 2019; mHTT: mutant huntingtin wtHTT: wild-type HTT tHTT: total HTT
[1] Hodges-Lehmann non-parametric shift estimates of the difference between treatment and placebo; [2] Wilcoxon-Mann-Whitney non-parametric significance test; [3] Multiple Contrast Test (MCT)

12

Neuro HD

Advancing allele-selective HD programs

Potential to address ~80% of HD patient population

% Huntington's Disease Patient Population with SNP


SNP1
~50%
SNP2
~50%
SNP3
~40%
SNP1
SNP2
~70%
SNP1
SNP2
SNP3
~80%
+10% of HD patients vs. SNP1 + SNP2
0
20
40
60
80
100

Intend to explore efficacy in early manifest and pre-manifest HD patient populations

WAVE™ LIFE SCIENCES

13

SNP3 Preclinical Program Huntington’s Disease

Neuro HD

Potent mutant HTT knockdown activity

Wave allele-selective compounds are more potent than pan-silencing RG6042 analog in preclinical study involving patient-derived neurons

- Greater knockdown of mutant HTT as compared to pan-silencing compound

Homozygous iCell Neurons



125
100
75
50
25
0
Relative *HTT* expression
0.01
0.1
1
10
100
Concentration (μM)
~7-fold shift
Pan-silencing RG6042 analog
Wave SNP3 Compound-1
Wave SNP3 Compound-2

HTT mRNA remaining in iCell neurons (homozygous for SNP) incubated with the indicated ASO under free-uptake conditions. Data show mean ± sem (n=4).

WAVE LIFE SCIENCES

15

Neuro HD

Stereopure oligonucleotides are selective *in vitro*

Stereopure isomers targeting a SNP variant promote RNase H-mediated degradation of mutant *HTT* while sparing wild-type *HTT*

Biochemical RNase H assays


Wave SNP3 Compound-1/m*HTT*
Wave SNP3 Compound-1/wt*HTT*
% RNA substrate remaining
100
80
60
40
20
0
0
15
30
45
60
Time (min)


Wave SNP3 Compound-2/m*HTT*
Wave SNP3 Compound-2/wt*HTT*
% RNA substrate remaining
100
80
60
40
20
0
0
15
30
45
60
Time (min)

WAVE LIFE SCIENCES

RNase H experiments performed with synthetic RNA substrates corresponding to m*HTT* and wt*HTT* variants (S:E = 100:1; n=2). Percentage of the indicated full-length RNA substrate remaining over time is plotted for the stereopure SNP3 Compound-1 (left) and stereopure SNP3 Compound-2 (right). Abbreviations: S, substrate; E, enzyme.

16

Neuro HD

Demonstration of allele-selective silencing

Stereopure compounds selectively deplete mutant *HTT* mRNA

No loss of selectivity with increasing concentrations


wt*HTT* mRNA
m*HTT* mRNA
Relative *HTT* mRNA expression
0.8
0.6
0.4
0.2
0.0
PBS
Pan-silencing RG6042 analog
Wave SNP3 Compound-1
Wave SNP3 Compound-2
[2 μM]


wt*HTT* mRNA
m*HTT* mRNA
Relative *HTT* mRNA expression
0.8
0.6
0.4
0.2
0.0
PBS
Pan-silencing RG6042 analog
Wave SNP3 Compound-1
Wave SNP3 Compound-2
[20 μM]

WAVE LIFE SCIENCES

Neurons were derived from GM21756 patient-derived fibroblasts (heterozygous for SNP) and treated with 2.2 μM (left) or 20 μM (right) of the indicated ASO under gymnotic conditions for 7 days. RNA was quantified and normalized to *TUBB3*. Data are mean ± sem (n=3). Percentage of remaining wt*HTT* and m*HTT* mRNA is indicated.

17

Neuro HD

In vivo model to assess target engagement and durability

BACHD mouse model

- Expressed transcript includes SNP3 variant that Wave compounds are targeting
- Model is homozygous for mutant *HTT* with SNP3 (only has one type of *HTT*)
- Over-expresses m*HTT* (multiple gene copies)
- No ability to assess allele selectivity

Oligonucleotide concentration in tissues

- Achieved good tissue exposure over 12-weeks in BACHD cortex and striatum

Tissue exposure over time


CORTEX
Oligonucleotide (µg) per tissue (g)
50
40
30
20
10
0
2 4 8 12 2 4 8 12 2 4 8 12
Time (weeks)
STRIATUM
Oligonucleotide (µg) per tissue (g)
60
40
20
0
2 4 8 12 2 4 8 12 2 4 8 12
Time (weeks)
Pan-silencing RG6042 analog
Wave SNP3 Compound-1
Wave SNP3 Compound-2

WAVE LIFE SCIENCES

Oligonucleotide or PBS (3 x 100 µg ICV) was delivered to BACHD mice. Oligonucleotides were quantified by ELISA.

18

Neuro HD

Durable *in vivo* mutant *HTT* knockdown with stereopure SNP3 compounds

Knockdown persists for 12 weeks


BACHD Cortex
Relative percentage mHTT expression
120
100
80
60
40
20
0
2 4 8 12 2 4 8 12 2 4 8 12 2 4 8 12
Time (weeks)
****
**
***
PBS
Pan-silencing RG6042 analog
Wave SNP3 Compound-1
Wave SNP3 Compound-2
BACHD Striatum
Relative percentage mHTT expression
120
100
80
60
40
20
0
****
****
****
2 4 8 12 2 4 8 12 2 4 8 12 2 4 8 12
Time (weeks)
PBS
Pan-silencing RG6042 analog
Wave SNP3 Compound-1
Wave SNP3 Compound-2

Clinical development expected to initiate in 2H 2020

WAVE LIFE SCIENCES

Oligonucleotide or PBS (3 x 100 mg ICV) was delivered to BACHD mice. Relative percentage of HTT/TUBB3 mRNA in cortex with respect to levels in PBS-treated mice is shown at 2-12 weeks post-injection. Statistics: All oligo treatment groups are statistically significantly different from PBS; One-way ANOVA ****, $P \leq 0.0001$. Wave SNP3 Compound-1 and Compound-2 are also significantly different from RG6042 analog at 8 and 12 weeks ***, $P<0.005$; **$P=0.001$.

19

PRISM Platform

Through iterative analysis of in vitro and in vivo outcomes and artificial intelligence-driven predictive modeling, Wave continues to define design principles that are deployed across programs to rapidly develop and manufacture clinical candidates that meet pre-defined product profiles DESIGN Unique ability to construct stereopure oligonucleotides with one defined and consistent profile Enables Wave to target genetically defined diseases with stereopure oligonucleotides across multiple therapeutic modalities OPTIMIZE A deep understanding of how the interplay among oligonucleotide sequence, chemistry, and backbone stereochemistry impacts key pharmacological properties SEQUENCE STEREOCHEMISTRY CHEMISTRY

Importance of controlling stereochemistry (Rp) (Sp) Top view Side view Yellow spheres represent ‘S’ atomsPS: Phosphorothioate Number of PS linkages in oligonucleotide backbone No. diastereomers 80T 60T 40T 20T 30B 22M 12M 2M 1M 500K 0 0 10 20 30 40 50 Antisense, exon skipping, ssRNAi ADAR oligonucleotide CRISPR guide Stereochemical diversity Exponential diversity arises from uncontrolled stereochemistry

Continuous Learning PRISM platform enables rational drug design Source: Iwamoto N, et al. Control of phosphorothioate stereochemistry substantially increases the efficacy of antisense oligonucleotides. Nat Biotechnol. 2017;35:845-851.

Optimizing potency and durability across multiple tissues

CNS

Malat1 Transcript Knockdown in Mice
10 Weeks after single 100 µg ICV injection



Malat1 Transcript Knockdown
(Percentage of control)
1.0
0.5
0.0
PBS
Ctx
Str
Cb
Hp
SC

Eye

MALAT1 Knockdown in Non-Human Primates
Single 450 µg IVT injection



Retina
MALAT1 RNA Remaining
MALAT1/GAPDH
150
100
50
1 week
8 weeks
16 weeks
PBS
Stereopure

Liver

Knockdown of Serum APOC3 Protein Levels in Mice
Two 5 mg/kg SC injections on Days 1&3



APOC3 Protein
(Relative to PBS)
2.0
1.5
1.0
0.5
0.0
0
1
2
3
4
5
6
7
8
9
10
Time (weeks)
Stereorandom
Stereopure

Data represented in this slide from *in vivo* studies. CNS: PBS = phosphate buffered saline; Ctx = cortex; Str = striatum; Cb = cerebellum; Hp = hippocampus; SC = spinal cord. ICV = intracerebral; IVT = intravitreal; IV = intravenous; SC= subcutaneous.

24

C9orf72 program Amyotrophic Lateral Sclerosis (ALS) Frontotemporal Dementia (FTD)

Neuro C9orf72

C9orf72: a critical genetic risk factor

- C9orf72 gene provides instructions for making protein found in various tissues, with abundance in nerve cells in the cerebral cortex and motor neurons
- C9orf72 genetic mutations are the strongest genetic risk factor found to date for the more common, non-inherited (sporadic) forms of Amyotrophic Lateral Sclerosis (ALS) and Frontotemporal Dementia (FTD); GGGGCC repeat drives the formation and accumulation of dipeptide repeat proteins that accumulate in brain tissue
- First pathogenic mechanism identified to be a genetic link between familial (inherited) ALS and FTD
- Most common mutation identified associated with familial ALS and FTD
- Availability of dipeptide biomarker in CSF has potential to accelerate drug development


C9orf72
GGGGCCGGGGCCGGG
expanded GGGGCC repeat


hexanucleotide repeat transcript

Source: DeJesus-Hernandez M, Mackenzie IR, Boeve BF, et al. *Neuron.* 2011;72:245-256. Renton AE, Majounie E, Waite A, et al. *Neuron.* 2011;72:257-268.

26

Neuro C9orf72

Amyotrophic lateral sclerosis

- Fatal neurodegenerative disease characterized by the progressive degeneration of motor neurons in the brain and spinal cord
- Affects approximately 15,000-20,000 people in the US with a median survival of three years
- C9orf72 is present in approximately 40% of familial ALS and 8-10% of sporadic ALS; currently the most common demonstrated mutation related to ALS, far more so than SOD1 or TDP-43
- Pathogenic transcripts of the C9orf72 gene contain hundreds to thousands of hexanucleotide repeats compared to 2-23 in wild-type transcripts; dominant trait with high penetrance


Familial
FUS
TARDBP
SODI
C9ORF72
~40%
~10%
OPTN, VCP, SQSTMI, PFNT, UBQLN2
Unknown
Sporadic
FUS
TARDBP
SODI
C9ORF72
~8-10%
OPTN, VCP, SQSTMI, PFNT, UBQLN2
~90%
Unknown

Source: Renton AE, Chiò A, Traynor BJ. State of play in amyotrophic lateral sclerosis genetics. *Nat Neurosci*. 2014;17:17–23.

WAVE LIFE SCIENCES
27

Neuro C9orf72

Frontotemporal dementia

- Progressive neuronal atrophy with loss in the frontal and temporal cortices characterized by personality and behavioral changes, as well as gradual impairment of language skills
- Affects approximately 55,000 people in the US
- Second most common form of early-onset dementia after Alzheimer's disease in people under the age of 65
- Up to 50% of FTD patients have a family history of dementia, many inheriting FTD as an autosomal dominant trait with high penetrance
- Pathogenic transcripts of the C9orf72 gene contain hundreds to thousands of hexanucleotide repeats compared to 2-23 in wild-type transcripts


Familial
Other
C9ORF72
~38%
10% - 50%


Sporadic
Other
C9ORF72
~6%
50% - 90%

Sources: Stevens M, et al. Familial aggregation in frontotemporal dementia. *Neurology*. 1998;50:1541-1545. Majounie E, et al. Frequency of the C9orf72 hexanucleotide repeat expansion in patients with amyotrophic lateral sclerosis and frontotemporal dementia: a cross-sectional study. *Lancet Neurol.* 2012;11:323-330.

WAVE LIFE SCIENCES
28

Neuro C9orf72

C9orf72 program: Allele-selective silencing *in vivo*

- C9orf72 genetic mutations are the strongest genetic risk factor found to date for the more common, non-inherited (sporadic) forms of Amyotrophic Lateral Sclerosis (ALS) and Frontotemporal Dementia (FTD); GGGGCC repeat drives the formation and accumulation of dipeptide repeat proteins that accumulate in brain tissue
- **Wave's approach:** Selectively silence the GGGGCC repeat containing transcript while minimizing the impact on normal C9orf72 protein

Selective silencing of C9orf72 *in vivo* (transgenic mouse)

Reduction of repeat containing transcripts

Repeat containing transcripts in spinal cord



Relative fold-change V3/Hprt1
1.5
1.0
0.5
0.0
****
PBS
Lead Candidate

p<0.0001

C9orf72 protein in spinal cord



Relative fold-change C9orf72/Hprt1/PBS
1.5
1.0
0.5
0.0
ns
PBS
Lead Candidate

Protein preservation

Clinical development expected to initiate in 2H 2020

WAVE LIFE SCIENCES

Presented at Analyst and Investor Research Day October 7, 2019; Experimental description: 2 x 50 ug on day 1 and day 8; mRNA Samples were analyzed using quantitative PCR (Taqman assay), Protein samples were measured by Western Blot.

29

Ophthalmology

Ophthalmology

Stereopure oligonucleotides for inherited retinal diseases (IRDs)

Wave ophthalmology opportunity

- Oligonucleotides can be administered by intravitreal (IVT) injection; targeting twice per year dosing
- Stereopure oligonucleotides open novel strategies in both dominant and recessive IRDs; potential for potent and durable effect with low immune response

Successful targeting of *MALAT1* is a surrogate for an ASO mechanism of action

- Widely expressed in many different cell types
- Only expressed in the nucleus


D
C
B
A
E
H
F
G

Intravitreal injection

WAVE LIFE SCIENCES

Sources: Daiger S, et al. *Clin Genet*. 2013;84:132-141. Wong CH, et al. *Biostatistics*. 2018; DOI: 10.1093/biostatistics/kxx069. Athanasiou D, et al. *Prog Retin Eye Res*. 2018;62:1–23. Daiger S, et al. *Cold Spring Harb Perspect Med*. 2015;5:a017129. Verbakel S, et al. *Prog Retin Eye Res*. 2018:66:157-186.; Short, B.G.; *Toxicology Pathology*, Jan 2008.

31

Ophthalmology

Stereopure compound induces potent and durable *MALAT1* knockdown in the eye

~50% *MALAT1* knockdown at 9 months



***In vivo* duration of effect in the mouse retina**
Malat1 Expression (%)
250
200
150
100
50
0
****
***
12
20
36
12
20
36
12
20
36
12
20
36
Time (weeks)
PBS
NTC
Compound-1
Compound-2

>90% knockdown of *MALAT1* maintained for 4 months



***In vivo* duration of effect in the NHP retina**
Percentage mRNA Remaining
(MALAT1/SFRS9_MfGAPDH_MfPPIB)
150
100
50
0
1 week
2 months
4 months
PBS
Compound-1

WAVE LIFE SCIENCES

Mouse: Compound or PBS (1 x 50 mg IVT) was delivered to C57BL6 mice. Relative percentage of Malat1 RNA in the posterior of the eye (retina, choroid, sclera) to PBS-treated mice is shown at 12, 20 and 36 weeks post-single injection. Statistics: Compound-2 Malat1 levels are significantly different from NTC at 36 weeks ***, P<0.001; **** P<0.0001, respectively. PBS = phosphate buffered saline; NTC= chemistry matched non-targeting control; Compound-1 and Compound-2 are stereopure MALAT1-targeting antisense oligonucleotide. NHP: Oligonucleotide or PBS (1 x 450 µg IVT) was delivered to NHP. Relative percentage of *MALAT1* RNA in the retina to PBS-treated is shown at 1 week, 2 and 4 months, post-single injection. Compound-1 is a stereopure *MALAT1*-RNA-targeting antisense oligonucleotide.

32

Ophthalmology

Usher Syndrome Type 2A: a progressive vision loss disorder

- Autosomal recessive disease characterized by hearing loss at birth and progressive vision loss beginning in adolescence or adulthood
- Caused by mutations in USH2A gene (72 exons) that disrupt production of usherin protein in retina, leading to degeneration of the photoreceptors
- No approved disease-modifying therapies
- **~5,000 addressable patients in US**


Vitreous
Retina
Vitreous
Nerve Fiber Layer
Ganglion Cell Layer
Inner Plexiform Layer
Inner Nuclear Layer
Outer Plexiform Layer
Outer Nuclear Layer
Inner & Outer Segments
Retinal Pigment Epithelium
Choroid
Sclera
Photoreceptors
Rod Cell
Usherin
Cone Cell
Normal mRNA
Exon 11
Exon 12
Exon 13
Exon 14
mRNA:
Usher Syndrome Type 2A
2299del G
Stop codon gained
Exon 11
Exon 12
Exon 13
Exon 14
Therapeutic Strategy: Productive Skipping (Exon 13)
In-frame junction
Exon 11
Exon 12
Exon 14
Exon 12 Exon 14
ATT|G...GG|CTT
Non-Productive Skipping (Exons 12 and 13)
Stop codon gained from frame shift
Exon 11
Exon 14
Exon 15
Exon 11 Exon 14
GAT|CAG...GT|TTT
GAT|CAG...GTT|TTT...TGA

Oligonucleotides that promote USH2A exon 13 skipping may restore production of functional usherin protein

WAVE LIFE SCIENCES

Sources: Boughman et al., 1983. *J Chron Dis.* 36:595-603; Seyedahmadi et al., 2004. *Exp Eye Res.* 79:167-173; Liu et al., 2007. *Proc Natl Acad Sci USA* 104:4413-4418.

33

Ophthalmology

Potent USH2A exon 13 skipping with stereopure compound in *vitro* and *ex vivo*

Enhanced potency over a stereorandom reference compound (*in vitro*)


Reference Compound
Compound-1
EC_{50}=8.73 µM
EC_{50}=2.20 µM
Percentage Exon Skipping
100
80
60
40
20
0
0.11
1
10
100
Concentration (µM)


Retina Excision
Retina Sectioning

Target engagement in NHP and human retinas (*ex vivo*)


Percentage Exon Skipping
100
75
50
25
10
0
20
20
10
5
1 [µM]
PBS
NTC
Compound-1
NHP
Percentage Exon 13 Skipping
100
75
50
25
0
20
20
10 [µM]
PBS
NTC
Compound-1
Human

34

WAVE LIFE SCIENCES

Left: Compounds were added to Y79 cells under free-uptake conditions. Exon skipping was evaluated by Taqman assays. *USH2A* transcripts were normalized to *SRSF9*. Data are mean±s.d., n=2. Reference Compound: van Diepen *et al.* 2018. Antisense oligonucleotides for the treatment of eye disease. W02018055134A1. Compound-1 is a stereopure antisense oligonucleotide. Right: Whole NHP and human eyes were enucleated (n=4 and n=2, respectively) and compounds (1–20 µM) were added to extracted retinas under free-uptake conditions. Exon skipping was evaluated by 48 hrs later by Taqman assays on RNA. USH2A transcript levels were normalized to SRSF9. Data presented are mean± s.e.m.

Ophthalmology

Allele-selective reduction of SNP-containing allele for adRP associated with Rhodopsin P23H mutation

- **Retinitis pigmentosa (RP)**: group of rare, genetic eye disorders resulting in progressive photoreceptor cell death and gradual functional loss; currently no cure
- ~10% of US autosomal dominant RP cases are caused by the P23H mutation in the rhodopsin gene (RHO)
- Mutant P23H rhodopsin protein is thought to misfold and co-aggregate with wild-type rhodopsin, resulting in a gain-of-function or dominant negative effect in rod photoreceptor cells

Stereorandom



Rho-Wt
RhoP23H
Relative RhoP23H -Luc (vs H2O)
125
100
75
50
25
0
0.01
0.1
1
10
Concentration [nM]

Stereopure



Rho-Wt
RhoP23H
125
100
75
50
25
0
0.01
0.1
1
10
Concentration [nM]

In vivo

Collaborations in place for evaluation in transgenic human Rho P23H pig model

WAVE LIFE SCIENCES

Ferrari et al., *Current Genomics*. 2011;12:238-249.; Reporter assays on a Wave stereopure sequence as well as a sequence described in WO2016138353A1: ASO and luciferase reporter plasmids (wild-type and mutant rhodopsin) are transfected into Cos7 cells. 48-hours later, cells are harvested, and relative luminescence is measured.

35

ADAR-mediated RNA editing

RNA-editing can be used for several therapeutic applications and supplement Wave’s existing modalities Silence protein expression Reduce levels of toxic mRNA/protein ü ü Alter mRNA splicing Exon skipping/inclusion/ restore frame ü ü Fix nonsense mutations that cannot be splice-corrected Restore protein expression ü Fix missense mutations that cannot be splice-corrected Restore protein function ü Modify amino acid codons Alter protein function ü Remove upstream ORF Increase protein expression ü Strategy Therapeutic Application Silencing Splicing RNA Editing Treatment Modality PRISM I (G): ADAR converts A>I, I is recognized as G by all cellular machinery; ADAR: Adenosine Deaminase Acting on RNA; ORF: Open reading frame

PRISM

Using PRISM to unlock ADAR-mediated RNA editing

Structure of ADAR deaminase domain bound to dsRNA substrate


C
Target mRNA
Oligonucleotide
Side chain
Backbone

- ADAR makes multiple contacts with oligonucleotide backbone, sugar and bases
- Using PRISM platform, rationally designed and screened oligonucleotides to optimize:
  - 2' sugar chemistry
  - Backbone chemistry and stereochemistry
  - Size and structure
  - Modified nucleobases

~1,000 RNA editing oligonucleotides tested over the last year to develop SAR for editing format

WAVE LIFE SCIENCES

Structure adapted from Matthews et al., Nat Struct Mol Biol. (2016); SAR = structure-activity relationship; ADAR: Adenosine Deaminase Acting on RNA; dsRNA = double-stranded RNA

38

Wave's ADAR approach has several potential advantages over existing technologies

PRISM

Existing RNA editing technologies		Wave's RNA editing platform
Use unmodified RNA	Stability	Fully chemically-modified stereopure oligonucleotides ✓
Require AAV or lipid nano particle delivery	Delivery	Free uptake into tissues ✓
Require exogenous protein (e.g. CAS13 or chimeric ADAR)	Editing	Uses endogenous ADAR for editing ✓

Single oligonucleotide through free uptake is sufficient for editing

WAVE LIFE SCIENCES

39

PRISM

RNA editing with endogenous ADAR achieved across multiple primary human cell types

Editing UAG Site in Actin mRNA in Primary Human Cell Lines


Hepatocytes
(GalNAc-Mediated Uptake)
Percentage A to G editing (actin)
80
60
40
20
0
0.01
0.1
1
10
100
Oligonucleotide (µM)
Hepatocytes
(Gymnotic Uptake)
Percentage A to G editing (actin)
80
60
40
20
0
Stereopure oligonucleotide
Stereorandom oligonucleotide
Bronchial Epithelial Cells
(Gymnotic Uptake)
Percentage A to G editing (actin)
80
60
40
20
0
No editing detected
Stereopure oligonucleotide
Stereorandom oligonucleotide

- Stereochemistry significantly increases editing across all cell lines tested, especially for gymnotic delivery
- GalNAc-conjugated fully-modified stereopure oligonucleotide can be used for targeted editing in hepatocytes; *in vitro* experiments suggest an EC_{50} of ~100 nM in primary hepatocytes
- *In vivo* editing with fully modified stereopure oligonucleotide studies underway

WAVE LIFE SCIENCES

***In vivo* editing data expected in 2020**

40

Anticipated upcoming Wave milestones CNS 2H 2020: PRECISION-HD2 data from 32 mg cohort in Huntington’s disease 2H 2020: PRECISION-HD1 topline data, including 32 mg cohort, in Huntington’s disease 2H 2020: Initiate clinical development of SNP3 program in Huntington’s disease 2H 2020: Initiate clinical development of C9orf72 program in ALS and FTD Ophthalmology 2020: Advance USH2A exon-skipping program RNA-editing 2020: In vivo ADAR editing data

Realizing the potential of genetic medicines For more information: Kate Rausch, Investor Relations krausch@wavelifesci.com 617.949.4827